EXHIBIT 23

      ACCOUNTANT'S CONSENT TO INCORPORATE FINANCIAL STATEMENTS IN FORM S-8



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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference into the previously filed Registration Statement on Form S-8 (No. 333-112201) of BCB Bancorp, Inc. (the "Company") of our report dated January 27, 2006, included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005.

/s/ Beard Miller Company LLP

Pine Brook, New Jersey
March 13, 2006